Filed under Rule 497(e)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

SA Columbia Technology Portfolio

SA WellsCap Aggressive Growth Portfolio

(each, a “Portfolio” and together, the “Portfolios”)

Supplement dated November 8, 2021, to each Portfolio’s

Prospectus and Statement of Additional Information, each dated May 1, 2021, as supplemented and amended to date

Effective November 8, 2021, the SA Columbia Technology Portfolio reorganized into the SA Wellington Capital Appreciation Portfolio, a series of SunAmerica Series Trust (the “Trust”), and the SA WellsCap Aggressive Growth Portfolio reorganized into the SA JPMorgan Mid-Cap Growth Portfolio, a series of the Trust. Accordingly, each Portfolio is no longer offered. All references to the Portfolios are hereby deleted from the Prospectus and the Statement of Additional Information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.